================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          July 31, 1998
                                                --------------------------------

                         PAINEWEBBER R&D PARTNERS, L.P.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  2-98260                    13-3304143
--------------------------------------------------------------------------------
        (State or Other             (Commission                (IRS Employer
Jurisdiction of Incorporation)       File Number)            Identification No.)


1285 Avenue of the Americas, New York, New York                   10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code        (212) 713-2000
                                                   -----------------------------

                                (Not Applicable)
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 8
------

                         PaineWebber R&D Partners, L.P.
                         ------------------------------

         As part of the Registrant's effort to reduce its operating expenses during its dissolution, the Registrant requested from the staff of the Securities and Exchange Commission (the "Staff") that the Registrant be exempted from the requirements of the Securities Exchange Act of 1934, as amended, to file quarterly reports on form 10-Q and annual reports on Form 10-K.

         On July 31, 1998, the Staff responded that it would not object if the Registrant did not file future annual and quarterly reports on Forms 10-K and 10-Q so long as the Registrant (i) filed reports on Form 8-K to disclose any material events relating to the Registrant and a Form 15 upon termination of the Registrant, (ii) is terminated upon resolution of the Registrant's litigation with Centocor, Inc. and (iii) resumes filing, or seeks further relief from the Staff, if the Registrant is still in existence on July 31, 2001.

         Based on the Staff's response, the Registrant will no longer file with the Securities and Exchange Commission annual and quarterly reports on Forms 10-K and 10-Q and intends to otherwise comply with the conditions of the Staff's response noted above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PAINEWEBBER R&D PARTNERS, L.P.
                                  ------------------------------
                                          (Registrant)

                                  By: PaineWebber Technologies, L.P.
                                      (General Partner)

                                  By: PWDC Holding Company
                                      (General Partner of the General Partner)


                                  By: /s/ Dhananjay Pai
                                  ---------------------
                                        President

Date: August 10, 1998